EXHIBIT 10.3

                              RESTATED AND AMENDED
                           GENERAL SECURITY AGREEMENT

          The within is a restatement and amendment of that certain Amended and Restated Security Agreement originally made between Logimetics, Inc. and Apple Bank for Savings dated May 19, 1992 and previously assigned by Apple Bank for Savings to North Fork Bank pursuant to an Assignment and Assumption Agreement dated December 18, 1992; said agreement having been previously restated and amended pursuant to a Restated and Amended General Security Agreement dated November 18, 1993 and February 22, 1995, respectively and a Further Restated and Amended General Security Agreement dated March 7, 1996.

          AGREEMENT made this ___ day of April, 1997 by the undersigned to NORTH FORK BANK, having an office at 245 Love Lane, Mattituck, New York 11952 (the "Bank").

          1. Definitions.

          The term "Obligations" shall include all indebtedness, obligations, liabilities, and guarantees of any kind of the undersigned to the Bank (and also to others to the extent of participations or interests therein of the Bank), now existing or hereafter arising, and whether direct or indirect, acquired outright, conditionally or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, whether or not of a nature presently contemplated by the parties or subsequently agreed to by them.

          The term "Collateral" shall include all personal property and fixtures in which the undersigned has or shall have an interest (including, but not limited to, all personal property and fixtures as described herein to be acquired by the undersigned in connection with the acquisition of mmTech, Inc.), now or hereafter existing or acquired, and wherever located, tangible or intangible, including but not limited to all present and hereafter existing or acquired accounts, accounts receivable, contract rights, general intangibles, equipment, goods, inventory (raw materials, components, work-in process, finished merchandise and packing and shipping materials), personal property made available to the undersigned by the Bank (or its agent or bailee) pursuant to a trust receipt or other security agreement the effect of which is to continue the Bank's security interest therein, money, instruments, documents, chattel paper, securities deposits, patents and patent rights, credits, claims and demands against the Bank, and all proceeds, products, returns, additions, accessions and substitutions of and to any of the foregoing.

          All other terms used herein which are defined in the Uniform Commercial Code of the State of New York shall have the meanings therein stated.

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          2. Grant of Security Interest.

          In consideration of the loan of (a) One Million Five Hundred Twenty-Four Thousand Nine Hundred Eighty-Nine ($1,524,989) Dollars pursuant to a Restated and Amended Revolving Credit Note dated of even date herewith and (b) $640,000.04 pursuant to a Restated and Amended Term Note dated of even date herewith extended by the Bank to the undersigned and of one or more loans, advances, or other financial accommodations at any time made or extended by the Bank to the undersigned, or to any person, firm, or corporation whose obligations or liabilities are guaranteed at any time by the undersigned to the Bank, the undersigned hereby grants to the Bank a valid and binding first security interest in the Collateral, as security for the payment, performance, and observance by the undersigned of the Obligations. The undersigned hereby transfers and delivers to the Bank all Collateral which the Bank is required to take possession of in order to perfect its security interest, and agrees to transfer and deliver to the Bank all Collateral which the Bank is required to take possession of in order to perfect its security interest therein, promptly upon the acquisition by the undersigned after the date hereof of any interest in such Collateral. The undersigned agrees that the Bank has sole discretion with regard to the making of any loans, advances, or other financial accommodations to the undersigned or any such other person, firm, or corporation, and that nothing herein shall obligate the Bank with respect thereto.

          3. Warranties and Agreements. The undersigned warrants and agrees that:

               (a) Collateral location and use. The undersigned's chief place of business, its financial books and records relating to the Collateral, and the Collateral, are located and/or based at the address set forth at the foot of this Agreement. The undersigned will not relocate any of the Collateral from said location without the prior written consent of the Bank. The Collateral was and/or will be acquired by the undersigned solely for use in its business at said location, and the Collateral is not and shall not be used for any other use.

               (b) Existing liens, security interests, and encumbrances. Except for the security interest granted herein, the undersigned is the legal owner of all interest in the Collateral and shall keep the Collateral free and clear of liens, security interests, or encumbrances, and will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in, encumber or otherwise dispose of or abandon any part or all of the Collateral without the prior written consent of the Bank, except for (i) the sale from time to time in the ordinary course of business of the undersigned of such items of Collateral as may constitute all or part of the business inventory of the undersigned and (ii) that certain subordinate security interests granted or to be granted by the undersigned to (A) the holder(s) of (i) the Borrower's twelve (12%) percent Convertible Senior Subordinated Debentures (the "Debentures") (B) Charles Brand, and (C) MBF Capital Corp. (or other entity to designated in writing by MBF Capital Corp.). Any default by the undersigned under or with respect to any such security instrument or obligations secured thereby shall constitute an event of default under these Agreement.

               (c) Taxes, compliance with laws. The undersigned will make due and timely payment or deposit of all taxes, assessments, or contributions required by law which may

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be lawfully  levied or assessed with respect to any of the  Collateral  and will execute and deliver to the Bank, on demand,  appropriate  certificates attesting
to  the  timely   payment  or  deposit  of  all  such  taxes,   assessments   or
contributions. The undersigned will use the Collateral for lawful purposes only, and with all reasonable care and caution, and in conformity with all applicable laws, ordinances and regulations. At its own cost and expense the undersigned will keep the Collateral in proper order, repair, and condition.

               (d) Inspection. The Bank shall at all times have free access to and the right of inspection of any part or all of the Collateral and any records of the undersigned (and the right to make extracts from such records), and the undersigned shall deliver to the Bank the originals or true copies of such papers and instruments relating to any or all of the Collateral as the Bank may request at any time.

               (e) Collateral to remain personal property. The Collateral is now and shall be and remain personal property, notwithstanding the manner in which the Collateral or any part thereof shall be now or hereafter affixed, attached or annexed to real property. The undersigned will obtain and deliver to the Bank such instruments as may be requested by the Bank pursuant to which any person with an interest in any real estate upon which any part of all of the tangible Collateral is now or may hereafter be located consents to the security interest granted herein, disclaims any interest in the tangible Collateral as fixtures, waives in favor of the Bank all right to distrain or levy upon the Collateral for rent due or to become due from the undersigned, and authorizes the Bank to enter upon any premises of the undersigned at any time and to remove the Collateral.

               (f) Insurance. The undersigned, at its own cost and expense, will insure the Collateral in the name of and with loss or damage payable to the undersigned and the Bank, as their interests may appear, against loss or damage by fire and extended coverage, theft, burglary, pilferage, bodily injury and such other risks as the Bank may require, with such companies and in such amounts as may be required by the Bank at any time in its sole discretion. All such policies shall provide for ten days' minimum written notice of cancellation to the Bank, and the undersigned shall deliver to the Bank the original or duplicate policies, or certificates or other evidence satisfactory to the Bank, of compliance with the foregoing insurance provisions. The undersigned assumes all responsibility and liability arising from the use of the Collateral, either for negligence or otherwise, by whomsoever used, employed or operated, and will defend, indemnify and save the Bank harmless from any and all claim, loss or damage to persons or property caused by the Collateral or by its use and operation.

               (g) Maintain security interests, reports. In addition to all other provisions hereof, the undersigned will from time to time at the sole expense of the undersigned, perform any and all steps and/or procedures requested by the Bank at any time to perfect and maintain the Bank's security interest in the Collateral, including but not limited to transferring any part or all of the Collateral to the Bank or any nominee of the Bank (including warehouses), placing and maintaining signs, appointing custodians, executing and filing financing statements and notices of lien, delivering to the Bank documents of title representing the Collateral or evidencing the Bank's security interest in any other manner acceptable to and requested by the

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Bank. If requested by the Bank, the  undersigned  will from time to time execute and deliver to the Bank assignments of accounts in form satisfactory to the Bank, but should the undersigned fail in any one or more instances to execute and deliver any such assignments of accounts, such failure shall not constitute a waiver or limitation of the within security interest in all of the Collateral (including said accounts) which shall remain in full force and effect.

               At the request of the Bank, the undersigned shall deliver to the Bank all original documents evidencing the sale and delivery of merchandise or the performance of labor or services which created any account, including but not limited to all original contracts, orders, invoices, bills of lading, warehouse receipts and shipping receipts, together with all collateral security and/or guarantees or other contracts of suretyship held by the undersigned in respect of the accounts, together with assignments of any of the foregoing where requested by the Bank.

               If at any time any part or all of the Collateral shall be in the possession or control of any of the undersigned's bailees, agents, or processors, the undersigned will notify such persons of the Bank's security interest therein and upon the Bank's request, the undersigned will instruct such persons to hold all such Collateral for the Bank's account and subject to the Bank's instructions and the undersigned will obtain and deliver to the Bank such instrument(s) requested by the Bank pursuant to which such persons consent to the security interest granted herein, disclaim any interest in the Collateral, waive in favor of the Bank all liens upon and claims to the Collateral or any part thereof, and authorize the Bank at any time to enter upon and remove the Collateral from any premises upon which the same may be located.

               (h) Further documentation. The undersigned shall, at its sole cost and expense, simultaneously herewith and upon the request of the Bank, at any time and from time to time, execute and deliver to the Bank one or more financing statements pursuant to the Uniform Commercial Code, and any other papers, documents or instruments required by the Bank in connection herewith. The undersigned hereby authorizes the Bank to execute and file, at any time and from time to time, on behalf of the undersigned, one or more financing statements with respect to all or any part of the Collateral, the filing of which is advisable, in the sole judgment of the Bank, pursuant to the law of the State of New York, although the same may have been executed only by the Bank as secured party. The undersigned also irrevocably appoints the Bank, its agents, representatives and designees, as the undersigned's agent and attorney-in-fact, to execute and file, from time to time, on behalf of the undersigned, one or more financing statements with respect to all or any part of the Collateral.

               (i) Bona fide accounts. The undersigned warrants to the Bank that each of the debtors named in any account has legal capacity to contract and is indebted to the undersigned in the amount indicated in the books and records of the undersigned and in any assignments executed and delivered to the Bank; that each account is bona fide and arises out of the sale and delivery of merchandise and/or the performance of labor or services.

               (j)  Collection  of  accounts.   Upon  an  event  of  default  as
hereinafter defined, where the Bank so requests, all bills and statements sent to any customer or any account

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shall state that said account has been  assigned to the Bank and is payable only to the Bank. The Bank may endorse the name of the undersigned on all notes, checks, drafts, bill of exchange, money orders, commercial paper of any kind whatsoever, and any other document received in payment of or in connection with accounts or otherwise, and the Bank or any officer or employee thereof, is hereby irrevocably constituted and appointed the agent and attorney-in-fact for the undersigned for the foregoing purpose, and to receive, open and dispose of all mail addressed to the undersigned, and to notify the Post Office authorities to change the address for the delivery of mail addressed to the undersigned to such address(es) as the Bank may designate. Any bank or trust company is hereby irrevocably authorized to permit the Bank to deposit the proceeds of accounts so endorsed and to withdraw the same without inquiry as to the circumstances of endorsement or as to the purpose of withdrawal, and without being required to answer for the application by the Bank of the monies so withdrawn. The proceeds of accounts, received by the Bank, shall be applied to the Obligations but shall not constitute payment thereof until so applied, it being agreed that the order and method of such application shall be in the discretion of the Bank.

               (k) Settlement of accounts. The Bank is authorized and empowered to compromise or extend the time for payment of any of the Collateral, for such amounts and upon such terms as the Bank may determine, and to accept the return of goods represented by any of the Collateral, all without notice to or consent by the undersigned and without discharging or affecting the obligations of the undersigned hereunder.

               (1) Payment of debtor's obligations, reimbursement. The Bank may in its discretion, for the account and expense of the undersigned (i) pay any amount or do any act which is required to be paid or done by the undersigned under this Agreement (including but not limited to the repair and insuring of Collateral and payment of taxes) and which the undersigned fails to do or pay as herein required, (ii) pay any sums due and owing by the undersigned to the landlord(s) of any premises where any Collateral is located, and (iii) pay or discharge any lien, security interest or encumbrance in favor of anyone other than the Bank which covers or affects the Collateral or any part thereof. The undersigned will promptly reimburse and pay the Bank for any and all sums, costs, fees, and expenses which the Bank may pay or incur by reason of defending, protecting or enforcing the security interest herein granted or the priority thereof or in enforcing payment of the Obligations or in discharging any lien or claim against the Collateral or any part thereof or in the exchange, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof or for the care of the Collateral, by litigation or otherwise, and with respect to either the undersigned, account debtors, guarantors of the undersigned and other persons, including but not limited to all court costs, collection charges, travel, and reasonable attorneys' fees (not less than 15 percent of the outstanding Obligations where permitted by applicable law) and all reasonable expenses (including reasonable counsel fees) incident to the enforcement of payment of any obligations of the undersigned by any action or participation in, or in connection with, a case or proceeding under chapters 7, 11 or 13 of the Bankruptcy Code, or any successor statute thereto. All sums paid and all costs, expenses and liabilities incurred by the Bank pursuant to the foregoing provisions, together with interest thereon at the rate of twelve (12%) percent per annum, shall be added to and become part of the Obligations secured hereby.

          4. Transfer of Collateral.

          Upon an event of default as hereinafter defined, at its discretion the Bank may, whether or not any of the Obligations be due, in its name or in the name of the undersigned or otherwise, notify any account debtor or the obligor on any instrument to make payment to the Bank, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by the Bank with respect to, any of the Collateral, but shall be under no obligation to do so, and/or the Bank may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the undersigned. At any time the Bank may assign, transfer and/or deliver to any transferee of any of the Obligations any or all of the Collateral, and thereafter the Bank shall be fully discharged from all responsibility with respect to the Collateral so assigned, transferred and/or delivered. Such transferee shall be vested with all the powers and rights of the Bank hereunder, with respect to such Collateral, but the Bank shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned, transferred or delivered.

          5. Defaults.

          The occurrence of any one or more of the following events shall constitute an event of default by the undersigned under this Agreement:

               (a) if at any time the Bank shall, in its reasonable discretion, consider the Collateral or any part thereof unsatisfactory or insufficient, and the undersigned shall fail on demand furnish other Collateral or make payment on account, satisfactory to the Bank;

               (b) if the undersigned or any obligor, maker, endorser, acceptor, surety or guarantor of, or any other party to any of the Obligations or the Collateral (the same, including the undersigned, being collectively referred to herein as "Obligors") shall default in any way under the Obligations (or of any instruments evidencing the same) or of any terms or conditions of this Agreement or the Collateral;

               (c) if any warranty, representation or statement of fact made herein or furnished to the Bank at any time by or on behalf of the undersigned proves to have been false in any material respect when made or furnished;

               (d)  in  the  event  of  loss,  theft,   substantial   damage  or
destruction of any of the Collateral, or the making of any levy on, seizure or attachment of any of the Collateral;

               (e) if the undersigned shall execute or file a certificate or other instrument evidencing the legal change of name of the undersigned without furnishing the Bank at least ten days' prior written notice thereof;

               (f) in the event any of the Obligors shall be dissolved;

               (g) if any of the Obligors shall be party to a merger or consolidation where said Obligor is not the surviving entity without the prior written consent of the Bank;

               (h) if any of the Obligors shall fail to maintain its corporate existence in good standing;

               (i) if any of the Obligors shall default in the observance or performance of any term, covenant or agreement contained herein or in any instrument, document or agreement delivered by any of the Obligors to the Bank;

               (j) if any of the Obligors shall make or send notice of an intended bulk transfer, or fail, after demand, to furnish any financial information or to permit the inspection of books or records of account;

               (k) The Obligor makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Obligor as bankrupt or insolvent; or any order for relief with respect to the Obligor is entered under the United States Bankruptcy Code; or the Obligor petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Obligor or of any substantial part of the assets of the Obligor, or commences any proceeding relating to the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Obligor and either (i) the Obligor by any act indicates its approval thereof, consents thereto, or acquiesces therein or (ii) such petition, application or proceeding is not dismissed within sixty (60) days;

               (1) if any of the Obligors shall voluntarily or otherwise suspend or interrupt the transaction of its usual business;

               (m) if any Order is entered by any court or tribunal, at law or in equity, by or against any of the Obligors for the appointment of any receiver or any trustee for any of the Obligors and said Order is not discharged within sixty (60) days from the entry thereof;

               (n) if any governmental authority or any court or other tribunal shall take possession or jurisdiction of any substantial part of the property of, or assume control over the affairs or operations of, or a receiver shall be appointed of, any substantial part of the property of any of the Obligors and said action is not discharged within sixty (60) days.

          6. Remedies on Default

          Upon the occurrence of any one or more of the aforementioned events of default or at any time thereafter, the Bank may, without notice to or demand upon the undersigned,

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declare any or all of the  Obligations  immediately due and payable and the Bank shall have the following rights and remedies in addition to all rights and remedies of a secured party under the Uniform Commercial Code or other applicable statute or rule, in any jurisdiction in which enforcement is sought, all such rights and remedies being cumulative and not exclusive:

               (a) Collateral. The Bank may, at any time and from time to time, with or without process of law and with or without the aid and assistance of others, enter upon any premises in which the Collateral or any part thereof may be located and, without resistance or interference by the undersigned, take possession of the Collateral; and/or dispose of all or any part of the Collateral on any premises of the undersigned; and/or require the undersigned to assemble and make available to the Bank all or any part of the Collateral at any place and time designated by the Bank which is reasonably convenient to the Bank and the undersigned; and/or remove all or any part of the Collateral from any premises on which any part thereof may be located for the purpose of effecting preservation or sale or other disposition thereof; and/or sell, resell, lease, assign and deliver, or otherwise dispose of, the Collateral or any part thereof in its existing condition or following any commercially reasonable preparation or processing, at public or private proceedings, in one or more parcels at the same or different times with or without having the Collateral at the place of sale or other disposition for cash, upon credit or for future delivery, and in connection therewith the Bank may grant options, at such place or places and time or times and to such persons, firms or corporations as the Bank deems best, and without demand for performance or any notice or advertisement to the undersigned of the place and time of any public sale or of the place and time after which any private sale or other disposition may be made, and/or liquidate or dispose of the Collateral or any part thereof in any other commercially reasonable manner.

               If any of the Collateral is sold by the Bank upon credit or for future delivery, the Bank shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Bank may resell such Collateral. The undersigned hereby waives all equity and right of redemption. The Bank may buy any part or all of the Collateral at any public sale and if any part of all of the Collateral is of a type which is the subject of widely distributed standard price quotations the Bank may buy at private sale, all free from any equity or right of redemption which is hereby waived and released by the undersigned, and the Bank may make payment therefor (by endorsement without recourse) in notes of the undersigned to the order of the Bank in lieu of cash to the amount then due thereon which the undersigned hereby agrees to accept.

               The Bank may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorney's fees (not less than 15 percent of the outstanding Obligations where permitted by law) if this Agreement or any of the Obligations is referred to an attorney for enforcement, to all legal expenses, court costs, collection charges, travel and other expenses which may be incurred by the Bank in attempting to collect the Obligations or to enforce this Agreement and realize upon the Collateral, or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Obligations in such order and as to principal or interest as the Bank may in its sole discretion determine; and the undersigned shall at all times be and remain liable and, after crediting the net proceeds of sale or other disposition as aforesaid, will pay the Bank on demand any deficiency remaining, including interest thereon and the balance of any expenses at any time unpaid, with any surplus to be paid to the undersigned, subject to any duty of the Bank imposed by law to the holder of any subordinate security interest in the Collateral known to the Bank.

               (b) Bank deposits, balances, etc. The Bank may appropriate, set off and apply for the payment of any or all of the Obligations, any and all balances, sums, property, claims, credits, deposits, accounts, reserves, collections, drafts, notes, or other items or proceeds of the Collateral in or coming into the possession of the Bank or its agents and belonging or owing to the undersigned, without notice to the undersigned, and in such manner as the Bank may in its sole discretion determine.

               (c) Proceeds. Any of the proceeds of the Collateral received by the undersigned shall not be commingled with other property of the undersigned, but shall be segregated, held by the undersigned in trust for the Bank as the exclusive property of the Bank, and the undersigned will immediately deliver to the Bank the identical checks, moneys or other proceeds of Collateral received, and the Bank shall have the right to endorse the name of the undersigned on any and all checks, or other forms of remittance received, where such endorsement is required to effect collection. The undersigned hereby designates, constitutes and appoints the Bank and any designee or agent of the Bank as attorney-in-fact of the undersigned, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail addressed to the undersigned, to notify the Post Office authorities to change the address for delivery of mail addressed to the undersigned, to such address as the Bank may designate; to endorse the name of the undersigned on any notes, acceptances, checks, drafts, money orders or other evidences of payment or proceeds of the Collateral that may come into the Bank's possession; to sign the name of the undersigned on any invoices, documents, drafts against account debtors of the undersigned, assignments, requests for verification of accounts and notices to debtors of the undersigned; to execute any endorsements, assignments, or other instruments of conveyance or transfer; and to do all other acts and things necessary and advisable in the sole discretion of the Bank to carry out and enforce this Agreement. All acts of said attorney or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid.

          7. Liability Disclaimer.

          Under no circumstances whatsoever shall the Bank be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral, of any nature or kind whatsoever, or any matter or proceedings arising out of or relating thereto. The Bank shall not be required to take any action of any kind to collect or protect any interest in the Collateral, including but not limited to any action necessary to preserve its or the undersigned's rights against prior parties to any of the Collateral. The Bank shall not be liable or responsible in any way for the safekeeping, care or custody of any of the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act or default of any agent or bailee of the Bank or the undersigned, or of any carrier, forwarding agency or other person whomsoever, or for the collection of any proceeds, but the same shall be at the undersigned's sole risk at all times. The undersigned hereby releases the Bank from any claims, causes of action and demands at any time arising out of or with respect to this Agreement or the Obligations, and any actions taken or omitted to be taken by the Bank with respect thereto, and the undersigned agrees to defend and hold the Bank harmless from and with respect to any and all such claims, causes of action and demands. The Bank's prior recourse to any part of all of the Collateral shall not constitute a condition of any demand for payment of the Obligations or of any suit or other proceeding for the collection of the Obligations.

          8. Nonwaiver.

          No failure or delay on the part of the Bank in exercising any of its rights and remedies hereunder or otherwise shall constitute a waiver thereof, and no single or partial waiver by the Bank of any default or other right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

          9. Waivers by Debtor.

          The undersigned hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all other notices and demands whatsoever (except as expressly provided herein) whether or not relating to such instruments. In the event of any litigation at any time arising with respect to any matter connected with this Agreement or the Obligations, the undersigned hereby waives the right to a trial by jury and the undersigned hereby waives any and all defenses, rights of setoff and rights to interpose counterclaims of any nature.

          10. Modification.

          No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and to the provision so modified or limited, and executed by the party to be charged.

          11. Authorization.

          The execution and delivery of this Agreement has been authorized by the Board of Directors of the undersigned and by any necessary vote or consent of stockholders of the undersigned.

          12. Binding Effect.

          This Agreement and all Obligations of the undersigned hereunder shall be binding upon the successors or assigns of the undersigned, and shall, together with the rights and remedies of the Bank hereunder, inure to the benefit of the Bank and its successors, endorsees and assigns.

          13. Severability

          If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

          IN WITNESS WHEREOF, the undersigned has executed or caused this Agreement to be executed in the State of New York on April , 1997.


                                                       LOGIMETRICS, INC.


                                                          /s/Norman Phipps
                                                       By:______________________
                                                          Norman Phipps
                                                            President



          The chief place of business, the location of the books and records pertaining to the Collateral and the location of the Collateral of Logimetrics, Inc. is 121-03 Dupont Street, Plainview, New York 11803 and 20 Meridian Road, Eatontown, New Jersey 07724.